SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Global Payment Technologies, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                                170 Wilbur Place
                             Bohemia, New York 11716


                                  May 20, 2008

Dear Fellow Stockholders:

You are cordially invited to attend our 2007 Annual Meeting of Stockholders, which will be held on Tuesday, June 24, 2008 at 10:00 a.m., Eastern Daylight Time, at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11778.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,


Andre Soussa
Chairman and
Chief Executive Officer

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                                170 Wilbur Place
                             Bohemia, New York 11716


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 2008

To the Stockholders of
GLOBAL PAYMENT TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC. will be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11778, on Tuesday, June 24, 2008 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect two (2) Class I directors to serve until the Annual Meeting of Stockholders to be held in the year 2011 and until their respective successor is elected and qualified;

2. To approve an amendment to our Certificate of Incorporation, to increase our authorized capital stock by authorizing 2,000,000 shares of preferred stock; and

3. To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 13, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William McMahon
Secretary

Bohemia, New York
May 20, 2008

--------------------------------------------------------------------------------

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                                 PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Global Payment Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2007 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11778, on Tuesday, June 24, 2008 at 10:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

The Company intends to mail this Proxy Statement and the accompanying proxy to stockholders on or about May 20, 2008.

The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

Proxies in the accompanying form, duly executed, returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company is: 170 Wilbur Place, Bohemia, New York 11716, Telephone No.: (631) 563-2500.

                       OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on May 13, 2008 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were [7,443,201] issued and outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock that is outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.


                          QUORUM AND VOTING PROCEDURES

Quorum

The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Votes

Votes will be counted and certified by one or more Inspectors of Election who are expected to be either employees of the Company, counsel to the Company or employees of American Stock Transfer & Trust Company, the Company's transfer agent.

Effect of Abstentions and Broker Non-Votes

Proxies submitted which contain abstentions or "broker non-votes" (i.e., proxies from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker or nominee does not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director.

The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as indicated above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each current director of the Company, (iii) each current executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

     ----------------------------------------- ---------------------------- ----------------------------
                                                   Amount and Nature of             Percentage of
               Name and Address (1)              Beneficial Ownership (2)             Ownership
     ----------------------------------------- ---------------------------- ----------------------------
     Andre Soussa                                       7,785,849 (3)                   51.12%
       c/o Global Payment Technologies
       Australia Pty. Ltd.
       Level 1, 13-15 Lyon Park Rd
       North Ryde, NSW
       2113 Australia
     ----------------------------------------- ---------------------------- ----------------------------
     Exfair Pty Ltd                                     7,784,849 (4)                   51.12%
       13-15 Lyon Park Road
       Macquarie Park, NWS
       2113 Australia
     ----------------------------------------- ---------------------------- ----------------------------
     Steven H. and Kerrie Ann Crisp                     1,000,000 (5)                   12.59%
       M10ll Le Grove
       32 Orange Grove Road
       Singapore 258354
     ----------------------------------------- ---------------------------- ----------------------------
     Richard Gerzof                                       748,100 (6)                    9.57%
       873 Remsens Lane
       Upper Brookville, NY  11771
     ----------------------------------------- ---------------------------- ----------------------------
     Laurus Master Fund Ltd.                              585,700 (7)                    7.60%
       335 Madison Avenue, 10th Floor
       New York, New York 10017
     ----------------------------------------- ---------------------------- ----------------------------
     Richard and Luisa Soussa                            500,0000 (8)                    6.50%
       c/o Ecash Pty Ltd
       Level 1, 13-15 Lyon Park Rd
       North Ryde, NSW
       2113 Australia
     ----------------------------------------- ---------------------------- ----------------------------
     Ydra Pty Ltd                                         400,000 (9)                    5.24%
     Attn: David Crompton
     c/o Church & Grace
     Level 3, 65 Martin Place
     Sydney NSW 2000
     GPO Box 4327 Sydney NSW 2001
     ----------------------------------------- ---------------------------- ----------------------------
     David Crompton                                       400,000 (10)                   5.24%
     c/o Church & Grace
     Level 3, 65 Martin Place
     Sydney NSW 2000
     GPO Box 4327 Sydney NSW 2001
     ----------------------------------------- ---------------------------- ----------------------------
     William McMahon                                      166,667 (11)                   2.19%

     ----------------------------------------- ---------------------------- ----------------------------
     Robert W. Nader                                          0                            *

     ----------------------------------------- ---------------------------- ----------------------------
     All directors and executive officers as           10,100,616 (12)                  61.32%
     a group
     ----------------------------------------- ---------------------------- ----------------------------
     * Less than 1%
     ----------------------------------------- ---------------------------- ----------------------------


(1) Under the rules of the Securities and Exchange Commission (the "SEC"), addresses are only provided for beneficial owners in excess of 5% of the Company's Stock.
(2) Based on 7,443,201 shares of Common Stock issued and outstanding. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options, warrants and/or a convertible note held by the person in question relates to stock options, warrants and/or a convertible note which were exercisable/convertible on or within 60 days of the Record Date.
(3) Includes 5,784,849 shares of Common Stock issuable upon exercise of a common stock purchase warrant and 2,000,000 shares issuable on conversion of a convertible note which is also included under Exfair Pty Ltd, a company controlled by Mr. Andre Soussa.

(4) Consists of 5,784,849 shares of Common Stock issuable upon exercise of a common stock purchase warrant and 2,000,000 shares issuable on conversion of a convertible note which is also included under Mr. Andre Soussa, Exfair Pty Ltd is a company controlled by Mr. Soussa.
(5) Includes 500,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant.
(6) Includes 372,500 shares issuable upon exercise of currently exercisable options.
(7) Includes 275,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant.
(8) Includes 250,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant.
(9) Includes 200,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ydra Pty Ltd ("Ydra"), a company controlled by Mr. Crompton.
(10) Consists of 200,000 shares of Common Stock held by Ydra and 200,000 shares of Common Stock by issuable upon exercise of a common stock purchase warrant held by Ydra.
(11) Consists of 166,667 shares issuable upon exercise of currently exercisable options.
(12) Includes 539,167 shares issuable upon exercise of currently exercisable options, 6,484,849 shares of Common Stock issuable upon exercise of common stock purchase warrants and 2,000,000 shares of Common Stock issuable on conversion of a convertible note.


                                   PROPOSAL 1
                          ELECTION OF CLASS I DIRECTORS

Proposal 1

The Company's Board of Directors consists of five directors divided into three classes. The terms of office of Class I, Class II and Class III directors expire at the 2008, 2009 and 2010 Annual Meeting of Stockholders, respectively. At each annual meeting, directors are chosen to succeed those in the Class whose term expires at that annual meeting to serve for a term of three years each and until their respective successors are elected and qualified. None of the present directors of the Company were elected by the Company's stockholders except for Richard Gerzof. At the Annual Meeting, two Class I directors will be elected.

Vote Required

Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

Shares represented by valid proxies in the form accompanying this Proxy Statement will be voted for the election of the nominees named below, unless authority is withheld. Should the nominees listed below be unable to serve, it is intended that the proxies will be voted for such other nominees as may be designated by the Board of Directors. Unless otherwise directed, the persons named in the proxy accompanying this Proxy Statement intend to cast all proxies received for the election of Richard E. Gerzof and Robert W. Nader, each to serve as director upon his nomination at the Annual Meeting. Messrs. Gerzof and Nader have indicated to the Board of Directors that they expect to be available to continue to serve as directors of the Company.

Recommendation

THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINATED CLASS I DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS ELECT EACH OF THE NOMINATED CLASS I DIRECTORS.

Nominees For Director

The following table sets forth certain information concerning the nominees for director of the Company:

           Name                    Position with the Company       Age
           ----                    -------------------------       ---
           Richard E. Gerzof       Director                        61
           Robert W. Nader         Director                        49

Information About Nominees

Richard E. Gerzof was Chairman of the Board of Directors of the Company from March 2004 to February 2008, Vice Chairman of the Board of Directors from May 2003 to March 2004, and has been a director since its inception in 1988. Mr. Gerzof has been a partner of Sun Harbor Manor, a nursing home, since 1974. He has also been a licensed real estate broker since 1982 and was a partner or principal in Sonom Realty Co., a property management and construction firm, from 1974 through 1992. He has also been a partner in the Frank's Steaks Restaurant chain since 1993.

Robert W. Nader has been a director of the Company since March 2008. Since April 2005, he has been President/Chief Operating Officer and Director for Caribbean CAGE, LLC, a route operator for gaming technology in the Caribbean. From October 2001 to January 2005, he was President of United Coin Machine Co., a $200,000,000 provider of route operations for the gaming market. From 1995 to 2001, he was Senior Vice President Sales/Business Development of the Company. He has a Master of Business Administration from the Peter F. Drucker Graduate Management Center and a Bachelor of Science in Engineering from the University of Nevada, Las Vegas.

Current Members of the Board of Directors

The current directors of the Company, their respective age, Class and term of office and biographical information is as set forth below.

            Director                 Age     Class       Term Expires at
            --------                 ---     -----       ---------------
            Richard E. Gerzof        61       I          2008 Annual Meeting
            Robert W. Nader          49       I          2008 Annual Meeting
            David Crompton           42       II         2009 Annual Meeting
            Steven H. Crisp          51       II         2009 Annual Meeting
            Andre Soussa             47       III        2010 Annual Meeting

Biographical Information

Richard E. Gerzof's and Robert W. Nader's biographical information can be found on page 6 of this Proxy Statement.

Andre Soussa has been Chairman and Chief Executive Officer of the Company since February 2008. He also has been the Chief Executive Officer of Global Payment Technologies Australia Pty. Ltd. ("GP Australia") since 1997. He founded Ecash Pty Ltd, an Australian payment device company in 2000. Andre is an Australian national who has spent many years prior to GP Australia in senior executive roles in multinational high technology organizations. He has spent many years in sales, marketing and product development in markets such as gaming, communications and electronic media. Mr. Soussa has an extensive entrepreneurial business outlook with specialties including executive management, corporate strategic planning, and product strategic planning. He holds a Bachelors Degree in Electronics Engineering.

David Crompton has been a director of the Company since March 2008. He has been a member of the law firm Church & Grace in Australia since 1999 and has 19 years experience as a lawyer in private practice. He is admitted to practice law in the Courts of the three Australian states. He is engaged primarily in commercial, corporate and compliance and finance law, both advising in transactions and undertaking litigation. His clients include public companies from the commercial, trading, manufacturing and importation and distribution sectors, financial services companies and fiduciaries, bankruptcy trustees and international companies. He has previously been a tutor in commercial law at the University of Technology, Sydney. He holds the degrees of Bachelor of Economics (accounting and finance), Bachelor of Laws and Master of Laws and a post-graduate Diploma of Applied Finance and Investment. He is a member of The Law Society of New South Wales and a Senior Associate of the Financial Services Institute of Australasia.

Steven H. Crisp has been a director of the Company since March 2008. He is an Australian national who has extensive management experience in senior leadership positions with large internationally recognized global information and communications technology organizations. For the past 5 years he has been Senior Vice President and Chief Operating Officer of Getronics Asia Pacific Japan. He also sits on multiple company and joint venture boards across Asia Pacific and Japan. He has a Bachelor of Business from Curtin University and is a qualified CPA. He holds an Executive MBA (with distinction) from the Australian Graduate School of Management. His specialties include international business development and management, distressed business recoveries and the strategic planning for startup operations.

Independent Directors

The Board of Directors has determined that, Richard E. Gerzof, Robert W. Nader, David Crompton and Steven H. Crisp meet the current independence requirements under the listing standards of the NASDAQ Capital Market System. The Board of Directors made these determinations based primarily upon discussions with them regarding their employment and compensation history, affiliations and family and other relationships. The Board of Directors determined that there were no material relationships between any of such persons and the Company that could interfere with their exercise of independent judgment and that each meets the current independence requirements applicable to independent directors under the listing standards of the NASDAQ Capital Market System to serve on the Board of Directors.

Meetings and Attendance at the Annual Meeting

During the fiscal year ended September 30, 2007 the Company's Board of Directors held 11 meetings. Each director attended all of the meetings of the Board of Directors and of each committee of which he was a member held while he was a director or member of such committee. Our Board of Directors encourages all of its members to attend our annual meeting of stockholders so that each director may listen to any concerns that stockholders may have that are raised at the annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Nominating Committee of the Board of Directors when determining those board members who will be recommended to the Board of Directors for re-election. All of the then directors attended the last annual meeting of stockholders.

Committees

Our Board of Directors has a standing Compensation Committee. This committee reviewed and approved the compensation, bonus, and stock option grants of all officers of the Company, reviewed guidelines for compensation, bonus, and stock option grants for non-officer employees and had authority and control over the administration of the Company's stock option plans. During fiscal year 2007, this committee held four meetings (once per fiscal quarter). During the 2007 fiscal year this committee consisted of Richard E. Gerzof, Elliot H. Goldberg and Matthew Dollinger. In connection with the Transactions with Exfair and its affiliates, Messrs. Goldberg and Dollinger resigned from the Board of Directors. From February 5, 2008 to April 1, 2008 the Board of Directors acted as the Company's Compensation Committee. On April 1, 2008, our Board of Directors appointed Andre Soussa, Steven H. Crisp and Robert W. Nader to the Compensation Committee. Mr. Soussa was appointed as the Chairman of the Compensation Committee. The Compensation Committee does not have a formal charter at this time.

Our Board of Directors has a separate Audit Committee. As of February 4, 2008 the Audit Committee was composed of Elliot Goldberg, Chairman and its financial expert, Richard Gerzof and Matthew Dollinger, each of whom were independent directors as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors had determined that Mr. Goldberg meets the standards of an audit committee "financial expert" as defined by the Sarbanes Oxley Act of 2002 (the "Sarbanes Oxley Act"). During fiscal year 2007, this committee held four meetings (once per fiscal quarter). From February 5, 2008 to April 1, 2008 the Board of Directors acted as the Audit Committee. On April 1, 2008, our Board of Directors appointed Steven H. Crisp, Robert W. Nader and David Crompton, each of whom are independent directors as defined in Rule 10A-3 of the Exchange Act, to the Audit Committee. Mr. Crisp was appointed as the Chairman of the Audit Committee. The Board of Directors determined that Mr. Nader meets the standards of an audit committee "financial expert" as defined by the Sarbanes Oxley Act. The Audit Committee meets with management and the Company's independent registered public accounting firm to determine the adequacy of internal controls and other financial reporting matters. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, a copy of which was included as an appendix to our Information Statement filed with the SEC on February 28, 2008. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below.

During the 2007 fiscal year the Board of Directors had a standing Nominating Committee that considered nominees for director recommended by stockholders of the Company, and it consisted of Richard E. Gerzof, Elliot H. Goldberg, Matthew Dollinger and William H. Wood (who also resigned from the Board of Directors in connection with the Transaction with Exfair). During fiscal year 2007, this committee held three meetings. From February 5, 2008 to April 1, 2008, our Board of Directors acted as the Nominating Committee. The Nominating Committee considered nominees for director recommended by stockholders of the Company. On April 1, 2008, our Board of Directors appointed Andre Soussa and Richard Gerzof to the Nominating Committee. The specific functions and responsibilities of the Nominating Committee are set forth in the written charter of the Nominating Committee adopted by the Board of Directors, a copy of which was included as an appendix to our Information Statement filed with the SEC on February 28, 2008.

Director Nominations

The Board of Directors does not specify formal minimum qualifications that must be met by a nominee for director; provided, however, that a nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the NASDAQ Marketplace Rules and applicable SEC regulations. The Nominating Committee will evaluate a potential nominee by personal interview, such interview is to be conducted by one or more of the Nominating Committee members, and/or any other method the Nominating Committee deems appropriate, which may, but need not, includes a questionnaire. The Board of Directors need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. Nor does the Board of Directors have a formalized process for identifying and evaluating nominees for director. Stockholders should send nominations and a short biography of the nominee to Global Payment Technologies, Inc., 170 Wilbur Place, Bohemia, and New York 11716, addressed to the Board of Directors or any member or members of the Board of Directors.

There have been no changes to the procedures by which stockholders may recommend nominees to the Company's Board of Directors since October 1, 2007.

Information about Non-Director Executive Officers

The following table sets forth certain information with respect to the non-director executive officer of the Company. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

           Name                Age       Position
           ----                ---       --------

           William McMahon     55        President, Chief Financial Officer
                                         and Secretary

William L. McMahon has been President of the Company since February 2008 and Secretary and Chief Financial Officer of the Company since April 17, 2006. He was the Company's Interim President and Chief Executive Officer from June 2007 to February 2008. From October 2001 until April 16, 2006 Mr. McMahon was Senior Vice President of Buccino & Associates, Inc. a national turnaround consulting firm. From September 2000 to October 2001, Mr. McMahon served as Chief Financial Officer of Bobby Allison Wireless, a publicly traded retailing operation. Mr. McMahon was Chief Financial Officer of Serengeti Eyewear, Inc., from June 1998 to September 2000. From December 1992 to June 1998, Mr. McMahon was Director of Development for Uniroyal Technology Corporation, a manufacturer of specialty plastics and acrylics. From June 1984 to December 1992, Mr. McMahon was Vice President of Buccino & Associates, Inc. a national turnaround firm. Mr. McMahon received a Bachelor of Science in Commerce and Accounting from DePaul University in Chicago, Illinois in 1974.

Audit Committee Report

Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board of Directors is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent registered public accounting firm has the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board of Directors in fulfilling its oversight responsibility with respect to the Company's fiscal year ended September 30, 2007, the Audit Committee:

o Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2007 with management and Eisner LLP, the Company's independent registered public accounting firm;

o Discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit; and

o Received the written disclosures and the letter from Eisner LLP regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Eisner LLP's independence with Eisner LLP and considered whether the provision of non-audit services rendered by Eisner LLP was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the last fiscal year be included in the Company's Annual Report on Form 10-K filed with the SEC for that year.

Respectfully,

Elliot H. Goldberg
Richard E. Gerzof
Matthew Dollinger

Stockholder Communications

Stockholders may communicate directly with the Board of Directors by sending communications to Board of Directors of Global Payment Technologies, Inc., c/o Global Payment Technologies, Inc., 170 Wilbur Place, Bohemia, New York 11716. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Corporate Secretary will send all appropriate stockholder communications to the intended recipient. An "appropriate stockholder communication" is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender's interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to our Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate stockholder communications to the chairman of such committee.

Code of Ethics

The Company has adopted a code of ethics that applies to its directors, executives and employees. The Company has filed a copy of its code of ethics as
Exhibit 14 to its annual report on Form 10-K for the fiscal year ended September 30, 2004. The Company intends to report amendments to or waivers from the Company's code of ethics that are required to be reported pursuant to the rules of the Securities and Exchange Commission on Form 8-K. The code of ethics is not available on the Company's website.



                 EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy and Objectives

Our executive compensation policies are intended to attract, motivate and retain key executives of superior ability. Our main objectives are to reward individuals for their contributions to our performance and provide them with a stake in our long-term success.

Compensation Process

The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. During fiscal year 2007, the Compensation Committee was comprised of Messrs. Gerzof, Goldberg and Dollinger, all of whom were non-employee directors.

The objectives of the Company's executive compensation program are to:

* Support the achievement of desired Company performance; and
* Provide compensation that will attract and retain superior talent and reward performance

The executive compensation program provides an overall level of compensation opportunity that is competitive within the manufacturing industry on Long Island, New York, as well as with a broader group of companies of comparable size and complexity.

Elements of Compensation

The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and various benefits, including medical and 401(k) plans generally available to employees of the Company.

Base Salary

Base salary levels for the Company's executive officers are competitively set relative to companies in the manufacturing industry on Long Island, New York, as well as with a broader group of companies of comparable size and complexity. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Company.

Stock Option Program

The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees), consultants, and directors who are not employees of the Company.

The 2000 and 2006 Stock Option Plans authorize the Compensation Committee to award key executives stock options. Options granted under the plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that the plans require that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to certain other limitations.

Bonus

Based upon recommendations of the Compensation Committee, the Company may provide to certain executive officers bonuses based on their performance and the performance of the Company. In view of the Company's results, no bonuses were awarded to named executive officers during the last fiscal year.

Certain Accounting and Tax considerations

We are aware that base salary, cash bonuses, stock-based awards, and other elements of our compensation programs generate charges to earnings under generally accepted accounting principles (including as provided in SFAS 123R). We generally do not adjust compensation components based on accounting factors.

Benefits

The Company provides to executive officers medical and 401(k) plan benefits that generally are available to Company employees. The amount of perquisites provided to each named executive officer, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal year 2007.

Report of Compensation Committee

The members of the Compensation Committee have reviewed and discussed the Compensation Discussion and Analysis section of this Annual Report on Form 10-K with management. Based on such review and discussion, the members of the Compensation Committee each as of February 4, 2008 recommend that the Compensation Discussion and Analysis section be included in this Proxy Statement.

                             Compensation Committee:
                             -----------------------

                             Richard E. Gerzof
                             Elliot H. Goldberg
                             Matthew Dollinger

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of our Named Executive Officers:

----------------- ----------------- ---------- --------- ---------- ----------- ------------ ------------- ------------ ---------
                                                                                               Change in
                                                                                             Pension Value
                                                                                                  and
                                                                                 Non-Equity   Nonqualified
    Name and                                                                     Incentive      Deferred
    Principal     Fiscal Year Ended                        Stock      Option        Plan      Compensation   All Other
    Position        September 30,     Salary     Bonus     Awards    Awards (1) Compensation    Earnings   Compensation   Total
----------------- ----------------- ---------- --------- ---------- ----------- ------------ ------------- ------------ ---------
Stephen H.               2007        $213,258      -         -       $147,443       -              -           -         $360,701
Nevitt President
and Chief
Executive
Officer (2)
----------------- ----------------- ---------- --------- ---------- ----------- ------------ ------------- ----------- ----------
William McMahon          2007        $200,000      -         -        $82,384       -              -           -         $282,384
Interim
President and
Chief Executive
Officer; Vice
President, CFO
(3)
----------------- ----------------- ---------- --------- ---------- ----------- ------------ ------------- ----------- ----------
                  (1) Represents the impact of SFAS No. 123R on previously awarded options.
                  (2) Effective June 1, 2007 Mr. Nevitt resigned as President, Chief Executive Officer and Director.
                  (3) Effective June 1, 2007 Mr. McMahon replaced Mr. Nevitt as Interim President and Chief Executive Officer.
                  Mr. McMahon had been Vice President, Chief Financial Officer and Secretary of the Company since April 17, 2006.

Grant of Plan-Based Awards

Our 2006 Stock Incentive Plan provides for the grant, in the discretion of the Board of Directors, of stock option awards. No options were granted to Mr. Nevitt or to Mr. McMahon during the fiscal year ended September 30, 2007.

Option Exercises and Stock Vested

There were no option exercises by named executive officers or vesting of stock held by them during the fiscal year ended September 30, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table presents information concerning the number and value of unexercised options, nonvested stock (including restricted stock, restricted stock units or other similar instruments) and incentive plan awards for our named Executive Officers, outstanding as of the end of the fiscal year ended September 30, 2007.

----------- ----------- ------------- ---------------- ----------- ------------ ----------- ----------- ------------ ------------
                                                                                                                        Equity
                                                                                                           Equity     Incentive
                                                                                                         Incentive   Plan Awards:
                                                                                                        Plan Awards:   Market or
                                      Equity Incentive                                                    Number of  Payout Value
             Number of    Number of     Plan Awards:                                          Market      Unearned    of Unearned
            Securities   Securities      Number of                              Number of    Value of      Shares,      Shares,
             Underlying   Underlying     Securities                             Shares or   Shares or     Units or     Units or
            Unexercised  Unexercised     Underlying                              Units of    Units of   Other Rights Other Rights
              Options      Options       Unexercised     Option       Option    Stock That  Stock That    That Have    That Have
                (#)         (#)       Unearned Options  Exercise    Expiration   Have Not    Have Not    Not Vested   Not Vested
    Name    Exercisable Unexercisable        (#)        Price ($)      Date     Vested (#)  Vested ($)       (#)          ($)
----------- ----------- ------------- ---------------- ----------- ------------ ----------- ----------- ------------ ------------
William       83,333       166,667            -            1.90      4/16/2013      -           -             -            -
McMahon
----------- ----------- ------------- ---------------- ----------- ------------ ----------- ----------- ------------ ------------


The tables called for by Item 402 (h) and Item 402 (i) are not applicable.

Equity Compensation Plan Information

The following sets forth certain information as of September 30, 2007 concerning each of the Company's equity compensation plans:

----------------------------- --------------------------------- -------------------------------- --------------------------------
                               Number of securities to be        Weighted-average exercise price  Number of securities remaining issued upon exercise outstanding  of outstanding options, warrant  available for future issuance
                               options, warrant and rights       and rights                       under equity compensation plans
Plan Category                                                                                     (excluding securities reflected
                                                                                                  in column (a))
----------------------------- --------------------------------- -------------------------------- --------------------------------
                                             (a)                               (b)                              (c)
----------------------------- --------------------------------- -------------------------------- --------------------------------
Equity compensation plans
approved by security holders               711,360                            $3.18                         1,448,485
----------------------------- --------------------------------- -------------------------------- --------------------------------

----------------------------- --------------------------------- -------------------------------- --------------------------------
Equity compensation plans not
approved by security holders                 N/A                               N/A                             N/A
----------------------------- --------------------------------- -------------------------------- --------------------------------

----------------------------- --------------------------------- -------------------------------- --------------------------------
Total                                      711,360                            $3.18                         1,448,485
----------------------------- --------------------------------- -------------------------------- --------------------------------


Compensation of Directors

Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2007:

------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------
                         Fees Earned or Paid                        Option Awards
        Name                   in Cash          Stock Awards*            (1)         All Other Compensation        Total
------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------
  Richard E. Gerzof                -                  -                $10,996                 -                  $10,996
------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------
  William H. Wood               $4,000                -                   $760                 -                   $4,760
------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------
  Elliot H. Goldberg            $5,650                -                 $1,732                 -                   $7,382
------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------
  Matthew Dollinger                -                  -                 $9,144                 -                   $9,144
------------------------ ------------------- ------------------- ------------------- ---------------------- -------------------

(1) Represents the impact of SFAS No. 123R on previously awarded options.

The Board of Directors on January 22, 2008 awarded Richard Gerzof, a director of the Company, immediately exercisable options to purchase 250,000 shares of Common Stock of the Company at an exercise price of $0.20 per share, the fair market value as of the date of grant. The Board of Directors also awarded Elliott Goldberg, Matthew Dollinger and William Wood (each of whom resigned as a director on February 5, 2008), immediately exercisable options to purchase 103,500, 18,500 and 3,500 shares of Common Stock, respectively, at the exercise price of $0.20 per share, the fair market value as of the date of grant. The Board of Directors also amended the previously granted stock options of Messrs. Gerzof, Goldberg, Dollinger and Woods to eliminate the requirement that options must be exercised, to the extent they were exercisable, within a three month period following the date of termination of employment or directorship, even if by disability or death.

Compensation for non-employee directors is as follows:

               ---------------------------------------------- -----------------
               Annual Board retainer                                $12,000
               ---------------------------------------------- -----------------
               Annual Audit Committee Chairman fee                    4,000
               ---------------------------------------------- -----------------
               Annual Compensation Committee Chairman fee             1,000
               ---------------------------------------------- -----------------
               Board meeting fee                                      1,000
               ---------------------------------------------- -----------------
               Committee meeting fee                                    500
               ---------------------------------------------- -----------------

Each non-employee director may elect to receive stock options in lieu of cash compensation. Employee directors do not receive director fees.

Employment Agreements

On February 5, 2008, the Company entered into a two-year employment agreement with Andre Soussa for Mr. Soussa to serve as the Company's Chief Executive Officer. Mr. Soussa's base salary is $300,000 per annum. Mr. Soussa has agreed (if requested by the Company) to receive payment of his base salary in the following manner: (i) months one through six of the employment period - monthly salary payment at half the applicable rate; and (ii) months 18 through 24 of the employment term - monthly salary payment equal to double the applicable rate. Mr. Soussa was awarded options to purchase 500,000 shares of Company's Common Stock, par value $.01 per share, at an exercise price of $.20 per share, pursuant to the terms of the Company's 2006 Stock Option Plan. Mr. Soussa is entitled to participate in all employee pension and welfare benefit plans and programs which are from time to time made available to similarly situated employees of the Company. As of May 20, 2008, Mr. Soussa has elected not to participate in the Company's medical plan.

If Mr. Soussa voluntarily terminates his employment due to a sale of the Company, Mr. Soussa will be paid the base salary he is owed for the balance of his employment period (the "Separation Period"). Mr. Soussa will be eligible for continued welfare benefits (to be paid by the Company) during the Separation Period or until he obtains new employment, whichever occurs first. Additionally, Mr. Soussa may voluntarily terminate employment in the event that during the first 18 months of his employment with the Company persons designated by Exfair Pty Ltd cease to comprise a majority in number of the Company's board of directors as a result of action taken by any party other than Exfair Pty Ltd or Mr. Soussa and he will be paid 50% of his base salary owed for the balance of his employment period and be eligible for welfare benefits (to be paid by the Company). In the event that a merger, acquisition, sale, transfer or other disposition of the Company results in Mr. Soussa's loss of employment with the Company, the Company will have no obligation to Mr. Soussa if Mr. Soussa either
(i) is offered employment at the same base salary and on substantially similar terms with similar duties and responsibilities by a successor organization or
(ii) accepts employment by a successor organization at any salary. During the Separation Period, Mr. Soussa shall have the right to exercise options which by their terms are then still exercisable subject to the terms and overall administration of applicable plans and awards. For options held by Mr. Soussa which will not have become vested or exercisable on or before the end of the Separation Period, they will be, in accordance with their terms, canceled and terminated and all eligibility for payments pursuant thereto will cease at the end of the Separation Period.

     The following table describes the potential payments to be made to Mr. Soussa, our Chairman and Chief Executive Officer, in the event of (i) a sale of the Company that does not result in Mr. Soussa being offered employment at the same base salary and on substantially similar terms with similar duties and responsibilities by the successor organization or Mr. Soussa accepting employment by a successor organization at any salary or (ii) persons designated by Exfair Pty Ltd cease to comprise a majority in number of the Company's board of directors during the first 18 months of Mr. Soussa's employment with the
Company:

       -------------------------------------- ------------------------- -------------------------------
                                                                             Termination on Change
         Executive Benefits and                    Termination on                 of Majority
         Payments Upon Termination                 Sale of Company                of Directors
       -------------------------------------- ------------------------- -------------------------------
         Compensation                             $600,000                  $300,000
       -------------------------------------- ------------------------- -------------------------------
         Cash Payment                             $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Vacation                                 $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Medical Benefits                         $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Long-Term Incentives                     $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Stock Options: Unvested                  $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Restricted Stock: Unvested               $0                        $0
       -------------------------------------- ------------------------- -------------------------------
         Total                                    $600,000                  $300,000
       -------------------------------------- ------------------------- -------------------------------

On February 5, 2008, the Company entered into a two-year employment agreement with William McMahon for Mr. McMahon to serve as the Company's President and Chief Financial Officer. Mr. McMahon's base salary is $200,000 per annum. Mr. McMahon was awarded options to purchase 250,000 shares of Company's Common Stock, par value $.01 per share, at an exercise price of $.20 per share, pursuant to the Company's 2006 Stock Option Plan. Mr. McMahon is entitled to participate in all employee pension and welfare benefit plans and programs which are from time to time made available to similarly situated employees of the Company. As of May 20, 2008, Mr. McMahon has elected not to participate in the Company's medical plan.

If Mr. McMahon voluntarily terminates employment due to a sale of the Company, Mr. McMahon will be paid the base salary he is owed for the balance of his employment period (the "WM Separation Period"). Mr. McMahon will be eligible for continued welfare benefits (to be paid by the Company) during the WM Separation Period or until he obtains new employment, whichever occurs first. In the event that a merger, acquisition, sale, transfer or other disposition of the Company results in Mr. McMahon's loss of employment with the Company, the Company will have no obligation to Mr. McMahon if Mr. McMahon either (i) is offered employment at the same base salary and on substantially similar terms with similar duties and responsibilities by a successor organization or (ii) accepts employment by a successor organization at any salary. During the WM Separation Period, Mr. McMahon shall have the right to exercise options which by their terms are then still exercisable subject to the terms and overall administration of applicable plans and awards. For options held by Mr. McMahon which will not have become vested or exercisable on or before the end of the WM Separation Period, they will be, in accordance with their terms, canceled and terminated and all eligibility for payments pursuant thereto will cease at the end of the WM Separation Period.

The following table describes the potential payments to be made to Mr. McMahon, our President and Chief Financial Officer, in the event of a sale of the Company that does not result in Mr. McMahon being offered employment at the same base salary and on substantially similar terms with similar duties and responsibilities by the successor organization or Mr. McMahon accepting employment by a successor organization at any salary.

               ------------------------------------- -------------------------
                 Executive Benefits and                   Termination on
                 Payments Upon Termination                Sale of Company
               ------------------------------------- -------------------------
                 Compensation                            $316,666
               ------------------------------------- -------------------------
                 Cash Payment                            $0
               ------------------------------------- -------------------------
                 Vacation                                $4,800
               ------------------------------------- -------------------------
                 Medical Benefits                        $0
               ------------------------------------- -------------------------
                 Long-Term Incentives                    $0
               ------------------------------------- -------------------------
                 Stock Options: Unvested                 $0
               ------------------------------------- -------------------------
                 Restricted Stock: Unvested              $0
               ------------------------------------- -------------------------
                 Total                                   $321,466
               ------------------------------------- -------------------------

Disclosure of Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee of our Board of Directors is now or ever has been one of our officers or employees. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                   PROPOSAL 2
   AUTHORIZATION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE
                                 PREFERRED STOCK

Proposal 2 Discussion

Currently our Certificate of Incorporation authorizes us to issue up to 2,000,000 shares of Common Stock and no preferred stock.

On February 5, 2008, as part of a series of transactions (the "Transactions") with Exfair Pty Ltd ("Exfair"), a company controlled by Andre Soussa, now our Chairman and Chief Executive Officer, and affiliates thereof, the Company issued a Convertible Note (the "Convertible Note") in the principal amount of $400,000 to Exfair. In connection with the foregoing Transactions, the Company agreed to seek the approval of the stockholders of the Company to amend the Certificate of Incorporation to authorize a class of preferred stock, consisting of 2,000,000 shares of Series A Convertible Preferred Stock, par value US$0.01 per share (the "Series A Preferred Stock"). In the event that the stockholders approve such amendment and upon the filing thereof with the Secretary of State of the State of Delaware, the Convertible Note would automatically be converted into 2,000,000 shares of Series A Convertible Preferred Stock and the Company's obligations under the Convertible Note would terminate. The Series A Convertible Preferred Stock shall have such rights and preferences as set forth in a Certificate of Designation of Rights, Preferences, Privileges and Restrictions (the "Certificate of Designation"), including:

o The Series A Preferred Stock shall, with respect to payment of dividends and rights upon liquidation, dissolution or winding-up of the affairs of the Company, rank senior and prior to the shares of Common Stock, and any additional series of preferred stock which may in the future be issued by the Company.

o The holders of the Series A Preferred Stock will be entitled to receive dividends if, when and as declared by the Board of Directors from time to time, and in amounts determined by the Board of Directors; provided however, no dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series A Preferred Stock in an amount for each such share of Series A Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series A Preferred Stock could then be converted.

o The liquidation value per share of Series A Preferred Stock, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company, would be an amount equal to $0.20.

o During the first 18 months after the designation of the Series A Preferred Stock, each holder of shares of the Series A Preferred Stock shall be entitled to five times the number of votes equal to the number of shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted and after such first 18 month period, each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such Holder's shares of Series A Preferred Stock could be converted. Each holder of Series A Preferred Stock shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholder meeting in accordance with the Bylaws of the Company. Each holder of Common Stock shall be entitled to one (l) vote for each share of Common Stock held.

o The Board of Directors shall consist of five members. During the first 18 months after the designation of the Series A Preferred Stock, so long as any shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock shall be entitled to designate three members of the Board of Directors and the holders of the Common Stock, as a class, shall be entitled to designate two members of the Board of Directors. During the first 18 months after the Series A Preferred Stock has been designated, if the number of members of the Board of Directors is increased to more than five, the number of directors designated by the holders of Series A Preferred Stock shall increase such that the Series A Preferred Stock shall designate a majority of the number of authorized Board of Director members.

o Each share of Series A Preferred Stock shall be convertible into shares of Common Stock with such conversion being effected at the conversion price then in effect at the option of the holder in whole or in part at any time after the initial issuance of the Series A Preferred Stock.

o So long as any Series A Preferred Stock remains outstanding, the Company, shall not, without the vote or written consent by the holders of more than fifty percent (50%) of the outstanding Series A Preferred Stock, voting together as a single class, and unless approved by the Board of Directors:

     (i) redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its capital stock;

     (ii) alter, modify or amend the terms of the Series A Preferred Stock in any way;

     (iii) create or issue any capital stock of the Company ranking pari passu with or senior to the Series A Preferred Stock either as to the payment of dividends or rights in liquidation, dissolution or winding-up of the affairs of the Company;

     (iv) increase the authorized number of shares of the Series A Preferred Stock; or

     (v) re-issue any Series A Preferred Stock which have been converted or otherwise acquired by the Company in accordance with the terms hereof.

Our Board of Directors at the time of the Transactions determined that the Transactions, including the issuance of the Convertible Note and the adoption of the Certificate of Designation, were advisable and in our best interests and determined that it is advisable and in our best interests to increase our authorized capital stock by amending our Certificate of Incorporation to authorize the creation of preferred stock. Our current Board of Directors also determined that the adoption of the Certificate of Designation is advisable and in our best interests to increase our authorized capital stock by amending our Certificate of Incorporation to authorize the creation of preferred stock. The Company has entered into a Voting Agreement with Exfair, Richard Gerzof, a current member of our Board of Directors, William McMahon, our President and Chief Financial Officer and William Wood, a former member of our Board of Directors, wherein each of Messrs. Gerzof, McMahon and Wood agreed to vote in favor of Proposal 2. As of the Record Date, Mr. Gerzof held 375,000 shares of Common Stock, or 5.04% of the issued and outstanding stock, Mr. McMahon held no shares of Common Stock and Mr. Wood held 281,152 shares of Common Stock, or 3.78% of the issued and outstanding stock. If the stockholders approve and authorize this amendment, we intend to file a Certificate of Amendment amending our Certificate of Incorporation to authorize preferred stock consisting of 2,000,000 shares, $.01 par value per share. The amendment and the Certificate of Designation will be become effective upon filing the prescribed Certificate of Amendment with the Delaware Secretary of State. The full text of the proposed amendment to our Articles of Incorporation is attached hereto as Exhibit A-1. The full text of the Certificate of Designation is attached hereto as Exhibit A-2.

Vote Required

Proposal No. 2 (the approval to amend our Certificate of Incorporation to authorize the creation of 2,000,000 shares of preferred stock) will be approved if a majority of the outstanding shares of our Common Stock are voted "FOR" the proposal. Abstentions and broker non-votes will have the same effect as votes "AGAINST" Proposal No. 2. Unless otherwise instructed, the enclosed proxy will be voted FOR Proposal No. 2.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL FOR US TO AMEND OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CREATION OF 2,000,000 SHARES OF PREFERRED STOCK AS DESCRIBED IN THIS PROPOSAL NO. 2.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's equity securities which are registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to fiscal year 2007, the Company believes that there were no late or delinquent filings other than William Wood's Form 4 filing on February 13, 2007 with respect to the sale of shares of the Company's Common Stock on or about February 8, 2007.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, none of the Company's directors or officers, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the Company's outstanding shares, nor any of the Company's promoters, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since October 1, 2006 or in any presently proposed transaction which, in either case, has affected, or will materially affect the Company. None of the Company's directors or officers is indebted to the Company.

Andre Soussa, our Chairman and Chief Executive Officer, is also an executive officer and the controlling shareholder of Exfair and GP Australia. GP Australia is the Company's Australian distributor and the largest customer of the Company. In a series of transactions taking place in January and February of 2008, the Company (i) issued to GP Australia a one-year secured term note in the principal amount of $440,000 that bears interest at a rate equal to the prime rate plus 3.0% (provided, that the interest rate shall not be less than 9.0%) and is secured by all the assets of the Company, and (ii) issued to Exfair (A) the Convertible Note in the principal amount of $400,000, and (B) the Warrant to purchase 5,784,849 shares of Common Stock of the Company at an exercise price of $0.28 per share. These transactions resulted in the Company receiving $840,000 in cash. In the event that the Convertible Note is converted into 2,000,000 shares of Series A Convertible Preferred Stock (which will occur if the stockholders approve Proposal 2), during the first 18 months after the designation of the Series A Preferred Stock, based on the number of issued and outstanding shares of Common Stock on the Record Date, Exfair would control a majority of the voting rights with respect to the Common Stock of the Company. In the event that all 2,000,000 shares of Series A Preferred Stock are converted into shares of Common Stock and the Warrant is exercised in full, then, based on the number of issued and outstanding shares of Common Stock on the Record Date, ExFair would own a majority of the issued and outstanding shares of Common Stock of the Company.

The Company also entered into a Technology License Agreement with GP Australia, pursuant to which the Company has agreed to grant a license to GP Australia to utilize certain databases and proprietary operating systems if the Company is unable or willing to continue to provide support for such databases and operating systems of the Company, and the parties thereto further agreed that if the Company commences bankruptcy proceedings, then the Company would permit GP Australia to duplicate any of the Company's intellectual property as of the commencement of such bankruptcy proceedings. GP Australia and the Company also agreed to make certain technical amendments to the Distribution Agreement dated September 1, 2006.

Additionally, the Company entered into a Voting Agreement with Exfair, Richard Gerzof, a current member of our Board of Directors, William McMahon, our President and Chief Financial Officer and William Wood, a former member of our Board of Directors, wherein each of Messrs. Gerzof, McMahon and Wood agreed to vote in favor of (i) the election of certain persons to the Board of Directors of the Company and (ii) an amendment to Company's Certificate of Incorporation establishing a class of Preferred Stock (as discussed above).

The Company entered into three separate Securities Purchase Agreements and Common Stock Purchase Warrants with (1) David Crompton, a director of the Company, through Ydra Pty Ltd, as purchaser, (2) Steven H. Crisp, a director of the Company, and Kerrie Ann Crisp and (3) Richard and Luisa Soussa, the parents of Mr. Soussa. The transactions closed February 20, 2008, March 13, 2008 and March 14, 2008 respectively. The Securities Purchase Agreements provided for the purchase of 200,000, 500,000 and 250,000 shares of Common stock, respectively, at $0.20 per share in cash. In addition each investor received warrants to purchase an additional 200,000, 500,000 and 250,000 shares of Common stock, respectively, at $0.28 per share. The warrants expire in March 2012. These transactions resulted in the Company receiving $190,000 in capital.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Eisner LLP ("Eisner") has audited and reported upon the financial statements of the Company for the fiscal years ended September 30, 2007 and 2006. On April 11, 2008, (i) the Audit Committee decided not to retain Eisner as its independent accountant and auditor for the fiscal year ending September 30, 2008, and (ii) the Board of Directors of the Company ratified the action of the Audit Committee. On April 22, 2008 the Company dismissed Eisner as the Company's principal independent accountant and auditor. The report of Eisner on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2007 and 2006 did not contain a disclaimer of opinion, nor was the report modified as to audit scope or accounting principles, except that due to the recurring losses and deficiencies in cash flow from operations of the Company, Eisner's opinion included an explanatory paragraph that those factors raised substantial doubt about the Company's ability to continue as a going concern. Eisner did not audit the financial statements of the Company's investee entities, which the Company sold effective August 31, 2006. The financial statements of these entities were audited by other auditors and Eisner's opinion relating to these entities was based solely on the reports of the other auditors. In connection with its audit for the fiscal years ended September 30, 2007 and 2006, and during the subsequent interim period through April 21, 2008, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Eisner, would have caused Eisner to make reference to such disagreements in its reports on the consolidated financial statements for such years. Nor were there any reportable events of the type described in Item 304(a)
(1)(v) of Regulation S-K.

On April 22, 2008, the Audit Committee engaged Holtz Rubenstein Reminick LLP ("Holtz") as the Company's independent accountant and auditor for the fiscal year ending September 30, 2008. During the two most recent fiscal years and subsequent interim period through April 21, 2008, the Company did not consult with Holtz regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement (as set forth in Item 304
(a)(1)(iv) of Regulation S-K) or a reportable event (as set forth in Item 304
(a)(1)(v) of Regulation S-K). Holtz is expected to be present at the Annual Meeting, will have the opportunity to make a statement if it desires to do so, and is expected to be available to respond to appropriate questions.

For the fiscal years ended September 30, 2007 and 2006, the Company paid (or will pay) the following fees for services rendered during the audit in respect of those years:

Audit Fees

For the fiscal years ended September 30, 2007 and 2006 Eisner billed the Company $140,000 and $128,000, respectively, for services rendered for the audits of the Company's annual financial statements included in its reports on Form 10-K and the reviews of the financial statements included in its reports on Form 10-Q filed with the SEC.

Audit Related Fees

None.

Tax Fees

For the fiscal years ended September 30, 2007 and 2006 the Company was billed $30,000 and $31,000, respectively, by Eisner in connection with the preparation of tax returns and the provision of tax advice.

All Other Fees

For the fiscal year ended September 30, 2006 Eisner billed the Company $15,000 in connection with the audit of its employee benefit plans. No other amounts were billed to the Company for other fees in fiscal year 2007.

The Audit Committee pre-approves all work performed by the Company's auditors.

                              STOCKHOLDER PROPOSALS

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, a stockholder proposal intended for inclusion in next year's proxy statement must be received by the Company at its principal executive offices no later than January 20, 2009, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Rule 14a-4(c)(1) establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement. Rule 14a-4(c)(1) relates to the discretionary voting authority retained by the Company with respect to proxies. With respect to any stockholder proposal for next year's Annual Meeting submitted after April 5, 2009 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before April 5, 2009, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and
(ii) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

                                OTHER INFORMATION

An annual report to stockholders for the year ended September 30, 2007 and the Quarterly Report on Form 10-Q for the quarter ended December 31, 2007 are being furnished herewith to each stockholder of record as of the close of business on the Record Date. Copies of the Company's Annual Report on Form 10-K will be provided free of charge upon written request to: Global Payment Technologies, Inc. 170 Wilbur Place, Bohemia, New York 11716 Attention: William McMahon, Secretary.

In addition, copies of any exhibits to the Annual Report on Form 10-K will be provided for a nominal charge to stockholders who make a written request to the Company at the above address.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, including financial statements and reports thereon of Eisner LLP, filed on January 23, 2008, as amended by Forms 10-K/A filed on January 25, 2008 and February 28, 2008.

By Order of the Board of Directors,

William McMahon
Secretary

May 20, 2008

                                   PROXY CARD

             PROXY                                            PROXY
             -----                                            -----


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                 (Solicited on behalf of the Board of Directors)

The undersigned holder of Common Stock of GLOBAL PAYMENT TECHNOLOGIES, INC., revoking all proxies heretofore given, hereby constitutes and appoints Andre Soussa and William McMahon, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2007 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC., to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788, on June 24, 2008 at 10:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made below.

The Board of Directors recommends a vote FOR items 1 and 2

1. Election of two (2) Class I Director Nominees: Richard E. Gerzof and Robert
W. Nader

|_| FOR listed all nominees (except as noted to the contrary)

|_| WITHHOLD AUTHORITY to vote for the listed nominee

(Instruction: To withhold authority to vote for the nominee, circle the nominee's name above.)

2. To approve an amendment to our Certificate of Incorporation to authorize a class of preferred stock

|_| FOR an amendment to our Certificate of Incorporation

The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE.

The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR the nominees named in Proposal 1 and FOR the amendment to the Certificate of Incorporation in Proposal 2 in accordance with the discretion of the Proxies on such other matters as may properly come before the meeting.

Dated:  _______ __, 2008


================================================================================


                                  Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).

                         PLEASE MARK AND SIGN ABOVE AND
                                RETURN PROMPTLY.

                                   Exhibit A-1

                                     FORM OF
                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        GLOBAL PAYMENT TECHNOLOGIES, INC.


     Global Payment Technologies, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:

     FIRST:    The name of the Corporation is Global Payment Technologies, Inc.

     SECOND.   The Board of Directors of the Corporation (the "Board of
     Directors") duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and recommending that the Corporation's stockholders approve said amendment.

     THIRD:    Thereafter, pursuant to the resolutions of the Board of
     Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment..

     FOURTH:   The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth in its entirety, and substituting the following in lieu thereof:

               "FOURTH:   The total number of shares of all classes of stock
               which the Corporation shall have authority to issue is Twenty Two Million (22,000,000) shares, consisting of (i) Twenty Million (20,000,000) shares of Common Stock, $0.01 par value per share, and (ii) Two Million (2,000,000) shares of Preferred Stock, $0.01 par value per share."

     FIFTH:    Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ___ day of ______, 2008.


                                   GLOBAL PAYMENT TECHNOLOGIES, INC.


                                   By: __________________________________
                                        Name:
                                        Title:

                                   Exhibit A-2

                                     FORM OF
                           CERTIFICATE OF DESIGNATION
               OF RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS
                   OF SERIES A CONVERTIBLE PREFERRED STOCK OF
                        GLOBAL PAYMENT TECHNOLOGIES, INC.

     The undersigned, [________] and [_________] hereby certify that:

     A. [_______] and [_______] are the duly elected and acting Chief Executive Officer and Secretary, respectively, of Global Payment Technologies, Inc., a Delaware corporation (the "Corporation ").

     B. Pursuant to the authority of the Board of Directors as required by
Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, the Board of Directors adopted, and the stockholders of the Corporation approved by the appropriate number of votes, the following resolutions creating a class of Preferred Stock designated as "Series A Convertible Preferred Stock" on [___________]:

     "RESOLVED , that, pursuant to the Corporation's Certificate of Incorporation, as amended ("Certificate of Incorporation"), the Board of Directors of the Corporation (the "Board of Directors") hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series A Convertible Preferred Stock as follows:

     1. NUMBER OF SHARES; DESIGNATION. A total of 2,000,000 shares of preferred stock of the Corporation are hereby designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). Shares of the Series A Preferred Stock ("Series A Preferred Shares" or "Preferred Shares") will be issued pursuant to the terms of the Securities Purchase Agreement by and between the Corporation and the Purchaser named therein (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in Section 16 hereof.

     2. RANK. The Series A Preferred Stock shall, with respect to payment of dividends and rights upon liquidation, dissolution or winding-up of the affairs of the Corporation, rank senior and prior to the Common Stock, par value $0.01 par value, of the Corporation (the "Common Stock"), and any additional series of preferred stock which may in the future be issued by the Corporation and are designated in an amendment to the Certificate of Incorporation or a certificate of designation establishing such additional preferred stock as ranking junior to the Series A Preferred Stock. Any shares of the Corporation's capital stock which are junior to the Series A Preferred Stock with respect to the payment of dividends are hereinafter referred to as "Junior Dividend Shares" and any shares which are junior to the Series A Preferred Stock with respect to rights upon liquidation, dissolution or winding-up of the affairs of the Corporation are hereinafter referred to as "Junior Liquidation Shares".

     Any issuance of additional shares of preferred stock shall be subject to the provisions of Section 15 hereunder.

     3.    DIVIDENDS.

           (a) The Holders of the Series A Preferred Stock will be entitled to receive dividends if, when and as declared by the Board of Directors from time to time, and in amounts determined by the Board of Directors; provided, however, no dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series A Preferred Stock in an amount for each such share of Series A Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series A Preferred Stock could then be converted.

           (b) The Corporation shall not, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to:

                 (i) declare or pay or set aside for payment any dividend or other distribution on or with respect to any Junior Dividend Shares, whether in cash, securities, obligations or otherwise (other than dividends or distributions paid in Junior Stock, or options, warrants or rights to subscribe for or purchase shares of Junior Stock) without paying or setting aside for payment an equivalent amount for each Series A Preferred Share; or

                 (ii) redeem, purchase or otherwise acquire, or pay into, set apart money or make available for a sinking or other analogous fund for the redemption, purchase or other acquisition of, any Series A Preferred Shares, or shares of Junior Stock for any consideration (except by conversion into or exchange for Junior Stock).

           (c) Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

     4.    LIQUIDATION.

           (a) The liquidation value per share of Series A Preferred Stock, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, shall be an amount equal to $0.20, subject to adjustment in the event of a stock split, stock dividend or similar event applicable to the Series A Preferred Stock (the "Liquidation Value").

           (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation (a "Liquidation Event"), the Holders shall be entitled to receive one hundred percent (100%) of the Liquidation Value of such Series A Preferred Shares held by them ("Liquidation Amount") in preference to and in priority over any distributions upon the Junior Liquidation Shares. Upon payment in full of the Liquidation Amount to which the Holders are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation. If the assets of the Corporation are not sufficient to pay in full the Liquidation Amount payable to the Holders, the Holders shall share ratably in such distribution of assets in accordance with the amounts that would be payable on the distribution if the amounts to which the Holders are entitled were paid in full.

           (c) The Corporation shall, no later than the date on which a Liquidation Event occurs or is publicly announced, deliver in accordance with
Section 14 written notice of any Liquidation Event, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, not less than thirty (30) days prior to any payment date stated therein, to each Holder.

           (d) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

     5.    VOTING; DIRECTORS

           (a) During the first 18 months after the filing of this Certificate of Designation, each Holder shall be entitled to five (5) times the number of votes equal to the number of shares of Common Stock into which such Holder's shares of Series A Preferred Stock could be converted and after such first 18 month period, each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such Holder's shares of Series A Preferred Stock could be converted. Each Holder shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Each holder of Common Stock shall be entitled to one
(l) vote for each share of Common Stock held.

           (b) The Board of Directors shall consist of five (5) members. During the first 18 months after the designation of the Series A Preferred Stock, so long as any shares of Series A Preferred Stock are outstanding, the Holders shall be entitled to designate three (3) members of the Board of Directors ("Preferred Stock Appointed Director") and the holders of the Common Stock, as a class, shall be entitled to designate two (2) members of the Board of Directors ("Common Stock Appointed Director"). During the first 18 months after the Series A Preferred Stock has been designated, if the number of members of the Board of Directors is increased to more than five (5), the number of directors designated by the holders of Series A Preferred Stock shall increase such that the Series A Preferred Stock shall designate a majority of the number of authorized Board of Director members.

     6.    CONVERSION.

           (a) Holders' Right to Convert. Each Preferred Share shall be convertible into shares of Common Stock with such conversion being effected at the Conversion Price then in effect at the option of the Holder in whole or in part at any time after the Original Issuance Date. The Holders shall effect conversions by surrendering the certificate or certificates representing the Series A Preferred Shares to be converted to the Corporation, or its agent, together with a conversion notice (the "Holder Conversion Notice"). Each Holder Conversion Notice shall specify the number of Preferred Shares to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Holder Conversion Notice to the Corporation, or its agent, in accordance with Section 14 (the "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that the Holder Conversion Notice is deemed delivered pursuant to Section 14. Each Holder Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all Series A Preferred Shares represented by the certificate or certificates tendered by the Holder with the Holder Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Corporation shall promptly deliver to such Holder (in the manner and within the time set forth in Section 6(b)) a certificate for such number of Preferred Shares as have not been converted. Notwithstanding the foregoing, all Series A Preferred Stock shall be automatically converted into Common Stock 18 months after the date the Series A Preferred Stock has been issued.

           (b) Delivery of Common Stock. Not later than ten (10) Trading Days after any Holder Conversion Date, the Corporation will deliver to the Holders who submitted a Holder Conversion Notice (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those which may be required by the Purchase Agreement and the federal securities laws) representing the number of shares of Common Stock being issued upon the conversion of Series A Preferred Shares, and (ii) one or more certificates representing the number of Preferred Shares not converted, as applicable; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Shares until certificates evidencing such Series A Preferred Shares are either delivered for conversion to the Corporation or any transfer agent for the Preferred Shares or Common Stock, or the Holder of such Preferred Shares notifies the Corporation that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith; and provided, further, that any shares of Common Stock which are subject of a Dispute Procedure under Section 8 hereof shall be delivered no later than the close of business on the fifth (5 th ) Business Day following the determination made pursuant thereto. The Corporation shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available.

           (c) Number of Shares of Common Stock Issuable upon Conversion. The number of shares of Common Stock to be delivered by the Corporation to a Holder pursuant to a conversion of Series A Preferred Shares under Section 6(a) or (b) shall be determined by dividing (i) the aggregate Liquidation Value of such Holder's Preferred Shares to be converted by (ii) the Conversion Price in effect on the applicable Conversion Date. The initial Conversion Price shall be $.20 per share, and shall be adjusted in accordance with Section 7.

     7. CONVERSION PRICE ADJUSTMENTS AND REORGANIZATIONS. The Conversion Price for determining the number of shares of Common Stock into which the Series A Preferred Shares shall be converted as provided for herein shall be subject to adjustment from time to time as hereinafter set forth:

           (a) Stock Dividends, Recapitalization, Reclassification, Split-Ups. If, prior to the date of the conversion of the Series A Preferred Shares into Common Stock hereunder, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the Conversion Price will be adjusted so that the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Shares shall be increased in proportion to such increase in outstanding shares of Common Stock.

           (b) Aggregation of Shares. If prior to the date of the conversion of the Series A Preferred Shares into Common Stock hereunder, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event (including a reverse split of Common Stock), then, upon the effective date thereof, the Conversion Price will be adjusted so that the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Shares shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

           (c) Change Resulting from Reorganization or Change in Par Value, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock which solely affects the par value of the shares of Common Stock, or in the case of any merger or consolidation of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Corporation as an entirety or substantially as an entirety in connection with which the Corporation is dissolved, the holders of the Series A Preferred Shares shall have the right thereafter to receive upon the conversion of the Series A Preferred Shares the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a holder of the number of shares of Common Stock into which the Series A Preferred Shares is convertible immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock, then such adjustment to the Conversion Price also shall be made.

           (d) Subsequent Equity Sales. If, at any time while this Preferred Stock is outstanding, the Corporation sells or grants any option to purchase or sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price (such lower price, the "Base Conversion Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to the Base Conversion Price. Notwithstanding the foregoing, no adjustment will be made under this
Section 7(d) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(d), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(d), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

           (e) Successive Changes. The provisions of this Section shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

     8. DISPUTE PROCEDURE. In the event of a dispute between the Corporation and a Holder as to (i) the calculation of the Conversion Price (including, without limitation, the calculation of any adjustment to the Conversion Price following any adjustment thereof), or (ii) the number of shares of Common Stock issuable upon a conversion of Series A Preferred Shares pursuant to Section 6, the Corporation shall, in the case of a conversion of Series A Preferred Shares. notify the Holder of such dispute within one (1) Business Day, issue to such Holder the number of shares of Common Stock that are not disputed, within five
(5) Business Days following the Conversion Date and shall submit the disputed calculations to a certified public accounting firm of national reputation selected by Holders of more than fifty percent (50.0%) of the outstanding Series A Preferred Shares (other than the Corporation's regularly retained accountants) by such date which firm shall agree to act in accordance with this Section 8. The Corporation shall cause such accountant to calculate the Conversion Price, if applicable, in accordance herewith and to notify the Corporation and such Holder of the results in writing no later than five (5) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error or fraud. The fees of any such accountant shall be borne by the Corporation.

     9.    CERTAIN NOTICE OBLIGATIONS OF THE COMPANY.

           (a)   In the event that:

                 (i) the Corporation shall take any action which would require an adjustment in the Conversion Price pursuant to Section 7, or the Conversion Price is otherwise adjusted pursuant to Section 7; or

                 (ii) the Corporation shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

                 (iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation;

                 (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

                 (v) a meeting of the stockholders of the Corporation shall be called;

then, the Corporation shall cause to be delivered to each Holder in accordance with the notice provisions of Section 14, as promptly as possible, but at least twenty (20) calendar days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options or stockholders meeting or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options or to vote at a stockholders meeting are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up.

           (b) In any case in which Section 7 provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 7 occurs after such record date but before the occurrence of such event, the Corporation may defer until the actual occurrence of such event issuing to the holder of any Series A Preferred Shares converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

     10. STATUS OF CONVERTED SHARES. All Series A Preferred Shares that are at any time converted hereunder, and all Series A Preferred Shares that are otherwise reacquired by the Corporation and subsequently canceled by the Corporation, shall be retired and shall not be subject to reissuance.

     11. RESERVATION OF COMMON STOCK. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Preferred Shares as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than 100% of such number of shares of Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable upon the conversion of all outstanding Series A Preferred Shares hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.


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

     12. FRACTIONAL SHARES. If any conversion of Series A Preferred Shares hereunder would create a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded up to the nearest whole number of shares of Common Stock.

     13. COSTS. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Shares shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Shares so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     14. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Certificate of Designation later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, or (iii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be if to the Corporation, at its then principal place of business and if the Holder, to the address of such Holder as set forth in the records of the Corporation.

     15. RESTRICTIONS AND LIMITATIONS. So long as any Series A Preferred Shares remain outstanding, the Company, shall not, without the vote or written consent by the Holders of more than fifty percent (50.0%) of the outstanding Series A Preferred Shares, voting together as a single class, and unless approved by the Board of Directors:

                 (i) redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its Capital Stock, except for conversion into or exchange for Junior Stock;

                 (ii) alter, modify or amend the terms of the Series A Preferred Stock in any way;

                 (iii) create or issue any Capital Stock of the Company ranking pari passu with or senior to the Series A Preferred Shares either as to the payment of dividends or rights in liquidation, dissolution or winding-up of the affairs of the Company;

                 (iv) increase the authorized number of shares of the Series A Preferred Stock;

                 (v) re-issue any Series A Preferred Shares which have been converted or otherwise acquired by the Company in accordance with the terms hereof;

     In the event that the Holders of at least a majority of the outstanding Series A Preferred Shares agree to allow the Company to alter or change the rights, preferences or privileges of the Series A Preferred Stock pursuant to applicable law, no such change shall be effective to the extent that, by its terms, such change applies to less than all of the Series A Preferred Shares then outstanding.

     16. CERTAIN DEFINITIONS. As used in this Certificate, the following terms shall have the following respective meanings:

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term "controlling" and "controlled" having meanings correlative to the foregoing.

     "Business Day" means any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in the State of California and the State of New York.

     "Capital Stock" of any person or entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in the common stock or preferred stock of such person or entity, including, without limitation, partnership and membership interests.


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

     "Common Stock Equivalents" means and securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Conversion Price" means $0.20, as adjusted from time to time pursuant to the terms of Section 7.

     "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, including without limitation, options granted pursuant to the Company's 2000 Stock Option Plan and 2006 Stock Option Plan and the shares of Common Stock issued upon the exercise of such options, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Certificate of Designation, provided that such securities have not been amended since the date of this Certificate of Designation to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) any securities that have been issued without the approval of any Common Stock Appointed Director.

     "Holder" means any holder of Series A Preferred Stock, all of such holders being the "Holders".

     "Junior Stock" means, collectively, the Junior Dividend Shares and the Junior Liquidation Shares.

     "Original Issuance Date" means the date of the first issuance of any shares of Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such shares of Series A Preferred Stock.

     "Trading Day" means (a) a day on which the Common Stock is traded on a national exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day that is a Business Day.

     RESOLVED FURTHER, that the President, Chief Executive Officer and Secretary of the Corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     C. That the authorized number of shares of preferred stock of the Corporation is 2,000,000; that the authorized number of shares constituting Series A Convertible Preferred Stock is 2,000,000 (the series created by this Certificate and the resolution set forth above)."

     The undersigned further declare that the matters set forth in this Certificate are true and correct to their own knowledge.

     Date: June 24, 2008
                                            , Chief Executive Officer


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